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                                                                    EXHIBIT 23.3


                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our reports dated February 10, 1999 and April 23, 1999, appearing in the Registration Statement on Form 10-K filed May 6, 1999.





                                         /s/  SAMUEL T. KANTOS AND ASSOCIATES

Minneapolis, Minnesota
May 11, 1999